                                                                    Exhibit 10.1

                    SIXTH AMENDED AND RESTATED LOAN AGREEMENT

     This Sixth Amended and Restated Loan Agreement ("AGREEMENT") made as of May 3rd, 2006 by and among The J. Jill Group, Inc., a Delaware corporation (herein "BORROWER"), on the one hand, and Citizens Bank of Massachusetts, HSBC Bank USA, National Association, and TD Banknorth, N.A. (collectively "LENDERS") and Citizens Bank of Massachusetts as agent ("AGENT") for the LENDERS, on the other hand.

                                   WITNESSETH:

     WHEREAS, BORROWER, LENDERS and AGENT are parties to that certain Fifth Amended and Restated Loan Agreement dated as of June 29, 2001, as amended by First Amendment thereto dated as of August 28, 2001; by Second Amendment thereto dated as of July 25, 2002; by Third Amendment thereto dated as of June 26, 2003; by Fourth Amendment thereto dated as of September 30, 2004; by Fifth Amendment thereto dated as of December 27, 2004; by Sixth Amendment thereto dated as of June 17, 2005; and by Seventh Amendment thereto dated as of December 30, 2005 (collectively, the "LOAN AGREEMENT"); and

     WHEREAS, in light of the acquisition by The Talbots, Inc. of all of the capital stock of BORROWER, BORROWER and LENDERS desire that said LOAN AGREEMENT be amended and restated so as to provide for certain financial accommodations by the LENDERS to BORROWER during the period through the TERMINATION DATE (as hereafter defined), all as more particularly hereafter set forth; and

     WHEREAS, LENDERS are willing to provide said financial accommodations, and AGENT is willing to act as agent for the LENDERS but only in accordance with the terms and subject to the conditions of this AGREEMENT.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Capitalized words and phrases in this Agreement shall have the meanings ascribed to them in this Article.

     "ADVANCE(S)" shall mean any sums paid by AGENT in honoring any drafts presented to it under LETTERS OF CREDIT.

     "AFFILIATE" shall mean with respect to any party, (i) each PERSON that controls, is controlled by or is under common control with such party, (ii) each PERSON that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, any of the stock of such party, and
(iii) each of such party's officers, directors, members, joint venturers and partners. For the purpose of this definition, "control" of a PERSON shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "AGENT" shall mean CITIZENS or any AFFILIATE of CITIZENS or any successor thereto as provided herein.

     "AGENT'S PAYMENT OFFICE" means the address set forth in Section 12.02(c) or such other address as the AGENT may from time to time specify in accordance with
Article XII.

     "AGGREGATE COMMITMENT AMOUNT" shall mean the sum of FORTY MILLION DOLLARS ($40,000,000) or such lesser amount as provided in Section 3.15.

     "AGREEMENT" is defined in the preamble.

     "AVAILABILITY" shall mean ninety percent (90%) of the undrawn amount of the letter of credit described in Section 6.03 less the value of EXISTING STANDBYS.

     "AVAILABILITY PERIOD" shall mean the period commencing on the CLOSING DATE and ending on the TERMINATION DATE.

     "BANKING DAY" shall mean any BUSINESS DAY on which banks are open for business in Boston, Massachusetts.

     "BORROWER" is defined in the Recitals.

     "BORROWING" shall mean the issuance of a LETTER OF CREDIT.

     "BORROWING DATE" shall mean that date on which a LETTER OF CREDIT is issued.

     "BUSINESS DAY" shall mean a calendar day other than (a) a Saturday, Sunday or legal holiday in The Commonwealth of Massachusetts, and (b) a calendar day on which banks are not authorized to be open for business in Boston, Massachusetts.

     "CITIZENS" shall mean Citizens Bank of Massachusetts, which is a LENDER and the AGENT hereunder.

     "CLOSING" is defined in Article XV.

     "CLOSING DATE" shall mean May 3, 2006.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, supplemented or modified from time to time, and all regulations issued thereunder.

     "COMMITMENT AMOUNT" shall mean, as to each LENDER, the amounts specified in
Article V.

     "COMMITMENT FEE" is defined in Section 4.06.

     "COMMITMENT PERCENTAGE" shall mean the percentages specified in Article V.

     "DDA" shall mean the demand deposit account(s) of BORROWER or any of its SUBSIDIARIES at the AGENT.

     "DEFAULT" shall mean the occurrence of an event which with the passage of time or the requiring of the giving of notice, or both, may become an EVENT OF DEFAULT.

     "DEMAND NOTE(S)" shall mean one or more demand promissory note(s) from BORROWER to the LENDERS in the form of Exhibit 1.01A evidencing one or more ADVANCES, and as the same may be amended, replaced or substituted hereafter.

     "DOCUMENTS" shall mean a document of title as defined in the UCC.

     "DOLLARS" or "$" shall mean lawful currency of the United States of America.

     "EVENT OF DEFAULT" is defined in Article X.

     "EXISTING STANDBYS" shall mean so-called standby letters of credit issued by the AGENT as of date of this AGREEMENT which standby letters of credit are described in Exhibit 14.01(c).

     "FINANCING AGREEMENTS" shall mean, collectively, this AGREEMENT, all DEMAND NOTES executed and delivered hereunder, each L/C APPLICATION, the GUARANTIES, all as amended from time to time, and all other agreements executed and delivered by the BORROWER and the SPECIAL SUBSIDIARIES hereunder, and all other agreements of every kind and nature now or hereafter in force between any LENDER and the BORROWER or between any LENDER and any SPECIAL SUBSIDIARY or between AGENT and the BORROWER or between AGENT and any SPECIAL SUBSIDIARY relating to the OBLIGATIONS, as the same may have been or may, from time to time, be amended or supplemented.

     "GAAP" shall mean generally accepted accounting principles as in effect from time to time and applied with respect to the preparation of financial statements.

     "GUARANTIES" shall mean joint and several unlimited guaranties of the OBLIGATIONS by each of the SPECIAL SUBSIDIARIES pursuant to confirmatory instruments in form and substance satisfactory to the AGENT, forms of which are annexed as Exhibit 6.02.

     "INVENTORY" shall mean all of BORROWER'S and the SPECIAL SUBSIDIARIES' "Inventory", as such term is defined under the UCC, including, without limitation, all inventory, merchandise, finished inventory and all other tangible personal property held by BORROWER and its SPECIAL SUBSIDIARIES for sale or lease, furnished or to be furnished under contracts of service, or used or consumed in BORROWER'S and its SPECIAL SUBSIDIARIES' respective business(es).

     "L/C APPLICATION" shall mean the AGENT'S form of letter of credit application and reimbursement agreement (the current form of which is annexed as Exhibit 1.01B) in use from time to time, which may be submitted by electronic means or by facsimile transmission.

     "L/C BALANCE ACCOUNT" is defined in Section 3.05.

     "L/C BALANCE" shall mean the aggregate undrawn, uncanceled portions of all LETTER(S) OF CREDIT outstanding from time to time and at any time.

     "L/C FEES" are the fees payable on account of the issuance, amendment, increase, processing or administration of a LETTER OF CREDIT, but shall not include NEGOTIATION FEES.

     "LENDER" and "LENDERS" have the meanings ascribed thereto in the first paragraph hereof and includes CITIZENS.

     "LETTER(S) OF CREDIT" shall mean letters of credit issued by the AGENT for the account of the BORROWER or any of the SPECIAL SUBSIDIARIES payable on sight to a beneficiary who is a supplier of goods to the BORROWER or any of the SPECIAL SUBSIDIARIES, which, upon delivery to BORROWER or any of the SPECIAL SUBSIDIARIES, will be INVENTORY and which letter(s) of credit require the delivery and presentation to AGENT at the AGENT'S PAYMENT OFFICE of DOCUMENTS reflecting a sale of such goods to the BORROWER or any of the SPECIAL SUBSIDIARIES, as a condition of AGENT'S payment thereon.

     "LOAN AGREEMENT" shall mean the Loan Agreement as amended from time to time, including by this instrument, unless otherwise specified herein.

     "MAJORITY LENDERS" shall mean two or more LENDERS holding in the aggregate eighty-one percent (81%) or more of the aggregate COMMITMENT PERCENTAGES.

     "NEGOTIATION FEE" shall mean the fee payable under Section 4.04 on the presentation of a draft and related documents under a LETTER OF CREDIT.

     "OBLIGATIONS" shall mean all L/C BALANCES, ADVANCES, indebtedness, liabilities, and amounts, liquidated or unliquidated, owing from the BORROWER or any SPECIAL SUBSIDIARY to any LENDER or the AGENT, at any time, and arising under the FINANCING AGREEMENTS, absolute or contingent, due or to become due, now existing or hereafter arising or contracted. Said term shall also include all interest, fees and other charges chargeable to the BORROWER and the SPECIAL SUBSIDIARIES or due from the BORROWER and the SPECIAL SUBSIDIARIES to any LENDER or AGENT or all of them from time to time hereunder and also all covenants, agreements or undertakings of the BORROWER and the SPECIAL SUBSIDIARIES to any LENDER or AGENT or all of them whether for the payment of money or otherwise arising under the FINANCING AGREEMENTS.

     "PERSON" shall mean any individual, corporation (including a business trust), partnership, trust, unincorporated association, joint stock company or other legal entity or organization and any government or agent or political subdivision thereof.

     "PRIME RATE" shall mean the annual rate of interest announced by CITIZENS or AGENT in Boston from time to time, as its "Prime Rate".

     "PRO RATA SHARE" means, as to any LENDER at any time, such LENDER'S COMMITMENT PERCENTAGE (expressed as a decimal, rounded to the ninth decimal place).

     "SPECIAL SUBSIDIARIES" shall mean individually and collectively each of J.J. COMPANY, INC., J. JILL, LLC and J. JILL, GP.

     "SUBSIDIARY" shall mean any PERSON in which fifty percent (50%) of the ownership interests are owned, directly or indirectly, by the BORROWER.

     "TERMINATION DATE" shall mean the earlier of (i) November 15, 2006 or (ii) that date on which the AGGREGATE COMMITMENT AMOUNT is zero DOLLARS pursuant to the provisions of Section 3.15 hereof.

     "UCC" shall mean the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts, as amended from time to time.

     1.02 All terms defined in the UCC and used in this Agreement, and not otherwise defined herein, shall have the meaning ascribed to them in the UCC.

                                   ARTICLE II
                             Intentionally Omitted.

                                   ARTICLE III
                                LETTERS OF CREDIT

     3.01 Subject to and upon the terms and conditions herein provided, during the AVAILABILITY PERIOD, the AGENT, but at the risk of the LENDERS to the extent of their respective COMMITMENT PERCENTAGES, shall issue LETTERS OF CREDIT on behalf of BORROWER or one of the SPECIAL SUBSIDIARIES to purchase INVENTORY pursuant to a LETTER OF CREDIT so long as: (A) After giving effect to each such issuance, the L/C BALANCE does not exceed the lesser of (i) AVAILABILITY or (ii) the AGGREGATE COMMITMENT AMOUNT; (B) All conditions specified in Section 3.09 shall have been fulfilled; (C) BORROWER shall have delivered to the AGENT for itself or on behalf of one of the SPECIAL SUBSIDIARIES (i) an L/C APPLICATION, duly completed and executed, or a facsimile application followed up by the original documents received by the AGENT within Three (3) BUSINESS DAYS thereafter, or by electronic transmission, which is not required to be followed by additional submissions (the forms of such written application is annexed hereto as Exhibits 1.01B, (ii) such other accompanying documentation as the AGENT shall require, and (iii) an amount equal to AGENT'S then customary L/C FEES, which amount shall be non-refundable. With respect to LETTERS OF CREDIT, the face amount of any such LETTER OF CREDIT shall not exceed the purchase price of the INVENTORY purchased therewith and covered by the document relating thereto.

     3.02 No LETTER OF CREDIT shall be issued after July 15, 2006. No LETTER OF CREDIT issued hereunder shall permit a draft to be presented thereunder after the earlier of (a) 180 days after the date of issue thereof or (b) three (3) BANKING DAYS before the TERMINATION DATE.

     3.03 (a) To the extent any LETTER OF CREDIT shall remain outstanding on the TERMINATION DATE, BORROWER shall on the TERMINATION DATE pay to the AGENT an amount equal to the outstanding amount thereof on the TERMINATION DATE.

          (b) If, for any reason, the amount paid under subsection (a) above shall not, in fact, be sufficient to reimburse AGENT for all amounts paid by the AGENT after the TERMINATION DATE with respect to LETTERS OF CREDIT outstanding on the TERMINATION DATE plus interest at the rate provided herein on amounts so paid from the date so paid until reimbursed by the issuer of the letter of credit described in this section, BORROWER shall pay the same on demand to AGENT with interest at a per annum rate equal to the aggregate of (x) the PRIME RATE and (y) two percent (2%) until paid in full.

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     3.04 Each LETTER OF CREDIT shall be in such form, contain such terms and support such transactions as shall be satisfactory to the AGENT consistent with its then current practices.

     3.05 The AGENT on behalf of each LENDER shall maintain on its books in the name of BORROWER a Letter of Credit balance account ("the L/C BALANCE ACCOUNT") with respect to each LENDER'S share of the risk with respect to each LETTER OF CREDIT and any ADVANCES. The issuance of each LETTER OF CREDIT or making of any ADVANCE will result in a debit to such account, and the honoring of a draft under or expiration of a LETTER OF CREDIT or a reduction in ADVANCES will result in a credit to such account.

     3.06 Monthly, the AGENT shall advise each LENDER as to the L/C BALANCE.

     3.07 The BORROWER and each of its SUBSIDIARIES hereby agrees to indemnify and hold harmless the AGENT and the LENDERS from and against any and all claims and damages, losses, liabilities, costs or expenses which the AGENT may incur (or which may be claimed against the AGENT by any PERSON whatsoever) by reason of or in connection with the execution and delivery or transfer of, or payment or refusal to pay, under any LETTER OF CREDIT; provided that the BORROWER shall not be required to indemnify the AGENT for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by
(x) the willful misconduct or gross negligence or bad faith of the AGENT in determining whether a request presented under any LETTER OF CREDIT complied with the terms of such LETTER OF CREDIT or (y) the AGENT'S failure to pay under any LETTER OF CREDIT after the presentation to it of a draft and DOCUMENTS strictly complying with the terms and conditions of such LETTER OF CREDIT. Nothing in this Section is intended to limit the other obligations of the BORROWER, or the AGENT under this AGREEMENT.

     3.08 If a draft and related documents for payment under a LETTER OF CREDIT shall be presented and the AGENT shall honor the same, the AGENT shall immediately (on the same day) debit the DDA of BORROWER or one of its SPECIAL SUBSIDIARIES in order to reimburse AGENT for all such amounts incurred in connection with the honoring of such LETTER OF CREDIT. Any failure by BORROWER within two (2) BUSINESS DAYS to forthwith reimburse AGENT shall permit AGENT to draw under the standby letter of credit described in Section 6.03 of this AGREEMENT (which drawing may be a partial drawing thereunder up to the full amount of the amount so honored together with all fees and any interest thereon). If the balance in the DDA is insufficient to reimburse AGENT, and such insufficiency remains unremedied for two (2) BUSINESS DAYS, such deficiency shall be deemed to be (i) an EVENT OF DEFAULT hereunder; and (ii) the incurrence of debt from BORROWER to the AGENT at an interest rate per annum until paid in full equal to the aggregate of (i) the PRIME RATE and (ii) two percent (2%) per annum. Each LENDER shall reimburse the AGENT for all such ADVANCES to the extent of such LENDER'S COMMITMENT PERCENTAGE upon notice from AGENT. Each LENDER'S reimbursement of

AGENT shall constitute part of each LENDER'S ADVANCES for all purposes of this AGREEMENT, including the receipt of interest with respect thereto. The AGENT shall honor draft(s) and related documents presented under a LETTER OF CREDIT even if the conditions provided in Section 3.09 have not been fulfilled.

     3.09 No LETTER OF CREDIT shall be issued unless each of the following conditions have been fulfilled:

     (a) All conditions precedent as set forth in Article XIV shall have been fulfilled.

     (b) No EVENT OF DEFAULT after giving effect to a requested BORROWING shall have occurred and be continuing nor shall a DEFAULT have occurred and be continuing.

     (c) The warranties and representations set forth in Article VII hereof shall be true and correct, in all material respects, as of the date they were made, except to the extent that written notice of a change thereof shall have been given by the BORROWER to the AGENT, and such change would not constitute a DEFAULT or EVENT of DEFAULT, on the date of any request for a BORROWING.

     3.10 The AGENT shall maintain a record as to outstanding balances with respect to all LETTERS OF CREDIT and ADVANCES. The AGENT shall render to BORROWER and to the LENDERS, monthly, after the end of each calendar month, a statement of such L/C BALANCE ACCOUNT as of the last BUSINESS DAY of such calendar month, which statement shall be deemed, absent manifest error, to be correct and accepted by the BORROWER and binding upon BORROWER unless the BORROWER notifies the AGENT to the contrary within sixty (60) days after receipt of such statement; provided that the failure of the AGENT to render any such statement in a timely fashion shall not affect or impair the validity or binding nature of the L/C BALANCE ACCOUNT.

     3.11 No drafts under LETTERS OF CREDIT shall be honored after the TERMINATION DATE.

     3.12 If at any time the L/C BALANCE plus ADVANCES exceeds AVAILABILITY, BORROWER shall forthwith pay to the AGENT all such sums as may be necessary to cover any such excess amounts.

     3.13 The obligation of the BORROWER to repay all ADVANCES (and, if applicable, with interest thereon) shall be evidenced by the issuance to each LENDER of a DEMAND NOTE in the amount of each LENDER'S COMMITMENT AMOUNT.

     3.14 All LETTERS OF CREDIT shall be issued solely to facilitate payment or financial accommodation requirements of trade suppliers of the BORROWER and its SPECIAL SUBSIDIARIES.

     3.15 BORROWER shall have the right to request a reduction in the AGGREGATE COMMITMENT AMOUNT if (i) BORROWER furnishes at least ten (10) days' prior written notice to AGENT requesting such reduction; (ii) the requested reduction is at least Five Million DOLLARS less than the previous level of the AGGREGATE COMMITMENT AMOUNT, and such reduction is in an increment of One Million Dollars ($1,000,000) from the previous level; (iii) no EVENT OF DEFAULT shall have occurred; and (iv) after giving effect to such reduction, such new AGGREGATE COMMITMENT AMOUNT is equal to or greater than the L/C BALANCE. Upon such reduction, each LENDER'S COMMITMENT AMOUNT shall equal each such LENDER'S respective COMMITMENT PERCENTAGE multiplied by the new AGGREGATE COMMITMENT AMOUNT.

                                   ARTICLE IV
                         INTEREST, FEES AND COMPUTATION

     4.01 Intentionally omitted.

     4.02 Intentionally omitted.

     4.03 With each request by BORROWER for the issuance of a LETTER OF CREDIT, BORROWER will pay to AGENT, immediately (on the same day), all L/C FEES.

     4.04 Upon presentation of a draft and related documents for payment under the terms of a LETTER OF CREDIT, BORROWER will pay to AGENT a "NEGOTIATION FEE" equal to one-quarter of one percent (1/4 of 1%) of the draft amount, but such NEGOTIATION FEE shall not at any time be less than such minimum fee as is established by AGENT from time to time. The "NEGOTIATION FEE" provided in this
Section 4.04 shall be paid, on demand, with respect to any draft presented after the TERMINATION DATE.

     4.05 Intentionally omitted.

     4.06 BORROWER shall pay to AGENT for the benefit of LENDERS a commitment fee (the "COMMITMENT FEE") for the period commencing on the date hereof, to and including the TERMINATION DATE equal to one quarter of one percent (.25%) per annum (computed daily on the basis of the actual number of days elapsed over a 360 day year) on the amount by which the AGGREGATE COMMITMENT AMOUNT exceeds the L/C BALANCE plus ADVANCES. The COMMITMENT FEE shall be payable quarterly in arrears commencing June 30, 2006 and on the TERMINATION DATE.

     4.07 In the event any payment owing from the BORROWER under the FINANCING AGREEMENTS shall not be paid when due or if any other EVENT OF DEFAULT shall occur, the BORROWER shall pay interest with respect thereto commencing as of the date such payment was initially due at a per annum rate equal to the sum of (x) the rate of interest in effect on the due date of such payment, and (y) two percent (2%) per annum.

     4.08 All rates of interest based on the PRIME RATE shall change immediately upon the date upon which a change in the PRIME RATE shall become effective.

     4.09 Except as otherwise expressly provided in this AGREEMENT, whenever any payment to be made by the BORROWER hereunder shall be stated to be due on a day other than a BANKING DAY, such payment shall be made on the next succeeding BANKING DAY, and such extension of time shall in such case be included in the computation of such payment.

     4.10 All payments by the BORROWER under this AGREEMENT shall be made without set-off or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any country or any political subdivision thereof or taxing or other authority therein unless the BORROWER is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the BORROWER with respect to any amount payable by it hereunder, the BORROWER will pay to the AGENT on behalf of each LENDER, on the date on which the said amount becomes due and payable hereunder, such additional amount as shall be necessary to enable the AGENT on behalf of each LENDER to receive the same net amount which it would have received on such due date had no such obligation been imposed upon the BORROWER. The BORROWER will deliver promptly to the AGENT certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the BORROWER hereunder.

     4.11 The BORROWER agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies, excluding, in the case of the AGENT, taxes imposed on it by the jurisdiction under the laws of which the AGENT is organized or any political subdivision thereof and taxes imposed on its net income and franchise taxes imposed on it, which arise from any payment made by the BORROWER hereunder or from the execution, delivery or registration of, or otherwise with respect to, this AGREEMENT, or any other of the FINANCING AGREEMENTS. The BORROWER will indemnify the AGENT and LENDERS on demand for the full amount of any such taxes, charges or similar levies paid by the AGENT or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.

     4.12 Without prejudice to the survival of any other agreement of the BORROWER hereunder, the agreements and obligations of the BORROWER contained in Sections 4.10 and 4.11 shall survive the payment in full of principal of and interest on the OBLIGATIONS. The AGENT agrees to give to the BORROWER notice of any such taxes, charges or similar levies paid by it and for which demand for payment may be made hereunder, and the BORROWER shall have the right to contest the validity or legal assertion thereof; provided, however, that the foregoing shall in no way limit the BORROWER'S obligation to indemnify each LENDER and the AGENT as in this AGREEMENT provided.

     4.13 All interest, fees or other charges payable by BORROWER hereunder shall be computed on the basis of a year of three hundred sixty (360) days and for the actual number of days elapsed.

     4.14 BORROWER for itself and on behalf of its SPECIAL SUBSIDIARIES hereby authorizes AGENT to charge any account maintained by each of them with LENDER for any payment due from BORROWER or its SUBSIDIARIES under any of the FINANCING AGREEMENTS. In any of such cases, such authorization, however, does not obligate AGENT so to charge nor does it limit BORROWER'S or its SUBSIDIARIES' obligation to make such payment when due.

     4.15 Each payment to be made by BORROWER hereunder, whether principal, interest, fees, or of any other kind, shall be paid not later than 2:00 p.m. (Boston time) on the day when due to the AGENT at its principal office in DOLLARS and in immediately available funds.

     4.16 The AGENT shall calculate all interest rates arising and all interest and fees due hereunder.

     4.17 Each LENDER shall share to the extent of its COMMITMENT PERCENTAGE all payments made by BORROWER hereunder except that AGENT or CITIZENS shall retain for its own account all L/C FEES.

     4.18 Promptly after receipt by AGENT of a payment made hereunder (other than L/C FEES), AGENT will distribute the same to each LENDER to the extent of each LENDER'S COMMITMENT PERCENTAGE in DOLLARS and in immediately available funds. Each LENDER'S PRO RATA SHARE of each NEGOTIATION FEE for a LETTER OF CREDIT shall be remitted by AGENT to LENDERS quarterly in arrears.

     4.19 Without prejudice to any other rights it may have, the AGENT on behalf of the LENDERS may collect a "late charge" equal to five (5%) percent of any OBLIGATION not paid within fifteen (15) days of the due date thereof.

     4.20 With respect to all fees payable by BORROWER hereunder, AGENT will promptly following its receipt of same (other than NEGOTIATION FEES, which shall be remitted quarterly to each LENDER to the extent of each LENDER'S COMMITMENT PERCENTAGE following AGENT'S receipt of same) distribute to each LENDER to the extent of each LENDER'S COMMITMENT PERCENTAGE therein, all such fees paid to the AGENT, exclusive, however, of the L/C FEES.

                                    ARTICLE V

     5.01 Except as may be reduced pursuant to the terms of Section 3.15 hereof, the respective amount of each LENDER'S COMMITMENT AMOUNT and its respective COMMITMENT PERCENTAGE with respect to all BORROWINGS and ADVANCES shall be:

BANK                                  COMMITMENT AMOUNT   COMMITMENT PERCENTAGE
----                                  -----------------   ---------------------
Citizens Bank of Massachusetts           $18,000,000               45%
HSBC Bank USA, National Association      $14,000,000               35%
TD Banknorth, N.A.                       $ 8,000,000               20%

                                   ARTICLE VI
                             Security and Guaranties

     6.01 Any and all deposits or other sums at any time credited by or due from LENDER or AGENT to BORROWER or BORROWER'S SUBSIDIARIES shall, at all times constitute security for all OBLIGATIONS and upon and during the continuance of an EVENT OF DEFAULT may be set off against any of the OBLIGATIONS at any time when due whether or not other security held by LENDER or AGENT is deemed to be adequate.

     6.02 The OBLIGATIONS shall at all times be guaranteed, jointly and severally, in full by GUARANTIES previously furnished to AGENT of each of the SPECIAL SUBSIDIARIES, by separate confirmatory instruments thereof, of each of them delivered to the AGENT in the forms of Exhibit 6.02 hereto.

     6.03 Until the OBLIGATIONS are paid in full, and as security therefor, BORROWER shall cause to be delivered to AGENT not later than the CLOSING, a standby letter of credit ("the "STANDBY") in an amount equal in DOLLARS to One Hundred Ten percent (110%) of AGGREGATE COMMITMENT AMOUNT, which standby letter of credit shall be issued by Bank of America or by another bank satisfactory to AGENT, shall be irrevocable; shall have an expiration date no sooner than December 15, 2006; shall permit partial drawings; and shall otherwise in all respects as to all of its provisions, terms and conditions, be satisfactory to AGENT. Upon request by the STANDBY issuer, AGENT shall submit a reduction certificate (if appropriate) to the issuer of the STANDBY as provided in the STANDBY.

     6.04 If any LENDER shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of its COMMITMENT AMOUNT in excess of its COMMITMENT PERCENTAGE (according to the then outstanding principal amount of the L/C BALANCE and ADVANCES) in payments on account thereof obtained by all the LENDERS, such LENDER shall purchase from the other LENDERS such participations therein held by them as shall cause such purchasing LENDER to share such payment ratably according to the then outstanding principal amount thereof with each of them; provided, however, that if all or any portions of such payment is thereafter recovered from such purchasing LENDER, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, and to the extent a LENDER shall have received, or at any time shall receive interest on the amount with respect to which such purchase is rescinded, the amount of such interest so received shall be paid to the LENDER receiving such restored purchase price with the restoration of such purchase price to the extent then or previously received or upon receipt of such interest if received thereafter. BORROWER agrees that any LENDER so purchasing a participation in BORROWER'S OBLIGATIONS from another LENDER pursuant to this Section 6.04 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such LENDER were the direct creditor of BORROWER in the amount of such participation.

                                   ARTICLE VII
                         Warranties and Representations

     7.01 Each LENDER and AGENT has entered into this AGREEMENT in reliance upon the warranties and representations of the BORROWER and the warranties and representations relating to the SPECIAL SUBSIDIARIES set forth in this Article, each of which is acknowledged to be continuing and material. Each such warranty and representation shall be deemed to have been newly made on each day BORROWER requests the issuance of a LETTER OF CREDIT.

     7.02 The BORROWER and each of the SPECIAL SUBSIDIARIES is a duly organized and existing corporation under the laws of its state of incorporation and is in good standing under the laws thereof.

     7.03 The BORROWER and each of the SPECIAL SUBSIDIARIES is duly qualified to do business and is in good standing as a foreign corporation in each state or other jurisdiction where the failure to so qualify would have a material adverse effect on the BORROWER and each of the SPECIAL SUBSIDIARIES as a group of entities. All such jurisdictions, if any, are listed on Exhibit 7.03 to this instrument.

     7.04 The execution and delivery of the FINANCING AGREEMENTS, the financial accommodations obtained by BORROWER as herein provided, the execution and delivery by BORROWER and the SPECIAL SUBSIDIARIES of all instruments, agreements and documents of every kind and nature pursuant to this instrument and the performance by the BORROWER and the SPECIAL SUBSIDIARIES of the OBLIGATIONS have been duly authorized by the respective Boards of Directors of the BORROWER and the SPECIAL SUBSIDIARIES and, to the extent required by law or otherwise, by stockholders of each, and the FINANCING AGREEMENTS and all instruments, agreements and documents executed pursuant thereto are valid and binding obligations of the BORROWER and the SPECIAL SUBSIDIARIES to the extent they are parties thereto, enforceable in accordance with their terms, except to the extent that such enforceability may be limited by laws of general application affecting the rights of creditors.

                                  ARTICLE VIII
                             Intentionally omitted.

                                   ARTICLE IX
                             Intentionally omitted.

                                    ARTICLE X
                                EVENTS OF DEFAULT

     10.01 The occurrence of any of the following events shall be an EVENT OF DEFAULT hereunder and under each of the FINANCING AGREEMENTS:

     (a)  All OBLIGATIONS shall not be paid in full on the TERMINATION DATE.

     (b) The BORROWER shall fail to reimburse the AGENT for any amounts due under or pursuant to any LETTER OF CREDIT when such reimbursement is due.

     (c) There shall be any breach by BORROWER in its due observance, performance or fulfillment of its obligations pursuant to the terms of this AGREEMENT.

     (d) Dissolution or termination of existence, as the case may be of the BORROWER or any SPECIAL SUBSIDIARY.

     (e) Failure by BORROWER immediately to make payment to AGENT pursuant to the terms of Section 3.12 hereof.

     (f) The BORROWER or any SPECIAL SUBSIDIARY shall: (i) cease, be unable, or admit in writing its inability to pay its debts as they mature or make a general assignment for the benefit of, or enter into any composition, trust mortgage or other arrangement with creditors; (ii) apply for, or consent (by admission of material allegations of a petition or otherwise) to the appointment of a receiver, trustee or liquidator of the BORROWER or any such SPECIAL SUBSIDIARY or of a substantial part of its assets, or authorize such application or consent, or proceedings seeking such appointment shall be commenced against the BORROWER or any SPECIAL SUBSIDIARY and continue unstayed and undismissed for sixty (60) days; or (iii) apply for, or consent (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorize such application or consent, or proceedings to such end shall be instituted against the BORROWER or any SPECIAL SUBSIDIARY and remain unstayed and undismissed for sixty (60) days, be approved as properly instituted or result in adjudication of bankruptcy or insolvency.

     (g) The letter of credit described in Section 6.03 shall no longer remain effective for any reason.

                                   ARTICLE XI
                                   ENFORCEMENT

     11.01 Upon the occurrence of an EVENT OF DEFAULT, the AGENT may, and upon the written or telephonic (confirmed in writing) request of the MAJORITY LENDERS, shall by notice to the BORROWER declare: (i) the obligation of each LENDER thereafter to issue LETTERS OF CREDIT on behalf of the BORROWER to be terminated, whereupon such obligation shall terminate, and (ii) all amounts payable by BORROWER to AGENT under this AGREEMENT including, without limitation, the DEMAND NOTES, to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable without presentment, demand, protest or notice, all of which are hereby expressly waived by BORROWER. The amount paid to AGENT which represents the aggregate of the face amount of all LETTERS OF CREDIT outstanding on the date of declaration shall be held by AGENT without interest and applied to satisfy any drafts presented under such LETTERS OF CREDIT. After the expiration of all LETTERS OF CREDIT outstanding on the date of declaration, any portion of such amount remaining in AGENT's hands shall be applied first to the payment of any interest, fees, or charges due to the AGENT or the LENDERS remaining unpaid, then to any principal on ADVANCES remaining unpaid and then any balance shall be remitted to the BORROWER.

     11.02 Any DEFAULT or EVENT OF DEFAULT may be waived as provided in Section
16.10. Any DEFAULT or EVENT OF DEFAULT so waived shall be deemed to have been cured and to be not continuing; but no such waiver shall extend to or affect any subsequent like DEFAULT or EVENT OF DEFAULT or impair any rights arising therefrom.

     11.03 If one or more EVENTS OF DEFAULT shall have occurred and be continuing, and if, pursuant to Section 11.01 all OBLIGATIONS have been declared due and payable, the AGENT shall, subject to the provisions of Section 16.11 proceed to protect and enforce the rights of the AGENT and all of the LENDERS by suit in equity, action at law and/or other appropriate proceedings. To the extent the AGENT receives any funds by reason of such enforcement, AGENT shall apply and distribute all sums so received by the AGENT or any compromise or settlement thereof, in the following order:

FIRST: To the reimbursement of the AGENT and the LENDERS of all fees and expenses paid in connection with such enforcement;

SECOND: To the payment of the unpaid principal of the ADVANCES, if any, which shall be distributed by the AGENT ratably to the LENDERS, according to the COMMITMENT PERCENTAGES.

THIRD: To establish with the AGENT a fund equal to the undrawn and uncancelled portion of any LETTERS OF CREDIT then outstanding. Any portion of such fund remaining after expiration of all such LETTERS OF CREDIT, shall be applied and distributed in accordance with the provisions of the following subsections; and if such funds shall be insufficient, the provisions of Section 16.08 shall remain applicable.

FOURTH: To the Payment of accrued and unpaid interest and fees owing to the LENDERS, which shall be distributed by the AGENT ratably to the LENDERS, according to the COMMITMENT PERCENTAGES.

     11.04 In addition to any rights and remedies of the LENDERS provided by law, if an EVENT OF DEFAULT occurs, each LENDER is authorized at any time and from time to time, without prior notice to BORROWER, any such notice being waived by the BORROWER to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness owing by, such LENDER to or for the credit or the account of the BORROWER against any and all OBLIGATIONS owing to such LENDER, now or hereafter existing, irrespective of whether or not the AGENT or such LENDER shall have made demand under this AGREEMENT or any FINANCING AGREEMENT and although such OBLIGATIONS may be contingent or unmatured. Each LENDER agrees promptly to notify the BORROWER and the AGENT after any such set-off and application made by such LENDER; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

                                   ARTICLE XII
                                     NOTICES

     12.01 All communications herein provided shall be in writing and shall be sufficient if (i) sent by United States mail, registered or certified, postage prepaid, and shall be deemed effective on the second BUSINESS DAY, (ii) delivered by national courier service which requires receipt evidencing delivery and shall be deemed effective on receipt or (iii) sent by confirmed telephone facsimile and addressed as provided in this Article, and shall be deemed effective upon transmission.

     12.02 The addresses to which such communications shall be sent are as follows:

          (a)  If intended for the BORROWER, to:

               The J. Jill Group, Inc.
               4 Batterymarch Park
               Quincy, MA 02169
               Fax: (617) 769-0177
               Attn: Chief Financial Officer

               and

               The Talbots, Inc.
               One Talbots Drive
               Hingham, MA 02043
               Attn: General Counsel

               with courtesy copies to:

               Foley Hoag LLP
               155 Seaport Boulevard
               Boston, MA 02210
               Fax: (617) 832-7000
               Attn: David R. Pierson, Esq.

          (b)  If intended for LENDERS to:

               Citizens Bank of Massachusetts
               28 State Street
               Boston, MA 02109
               Fax: (617) 725-5693
               Attn: Lisa Murray, Senior Vice President

               HSBC Bank USA, N.A.
               125 High Street, 16th Floor
               Boston, MA 02110
               Fax (617) 338-3849
               Attn: Kenneth P. McGraime, Senior Vice President

               TD Banknorth, N.A.
               5 Commerce Park North
               Bedford, NH 03110
               Fax (603) 623-6472

               Attn: Charles A. Walker, Senior Vice President

          (c)  If intended for AGENT:

               Citizens Bank of Massachusetts
               28 State Street
               Boston, MA 02109
               Fax (617) 725-5693

               Attn: Lisa Murray, Senior Vice President

               with courtesy copies to:

               Adler, Pollock & Sheehan, P.C.
               175 Federal Street
               Boston, MA 02110
               Fax: 617-482-0604
               Attn: Paul J. Levenson, Esq.

               AGENT'S PAYMENT OFFICE:

               28 State Street
               Boston, MA 02109

     12.03 The addresses set forth herein may be changed by notice to the other party hereunder.

                                  ARTICLE XIII
                                  MISCELLANEOUS

     13.01 The BORROWER shall, and shall cause its SPECIAL SUBSIDIARIES to, from time to time, execute and deliver to the AGENT all such other and further reasonable instruments and documents and take or cause to be taken all such other and further action as AGENT may reasonably request in order to effect and confirm more securely in the AGENT all rights contemplated in this AGREEMENT, and in any other of the FINANCING AGREEMENTS.

     13.02 The BORROWER may take any action herein prohibited or omit to perform any act required to be performed by the BORROWER if the BORROWER shall obtain the AGENT'S prior written consent to each such action, or omission to act. No waiver on the AGENT'S part on any one occasion shall be deemed a waiver on any other occasion. The AGENT shall not be deemed to have waived any of its rights hereunder unless such waiver shall be in writing and duly signed by an authorized officer of the AGENT.

     13.03 This AGREEMENT may be amended only by an instrument in writing and duly signed by the BORROWER and an authorized officer of the AGENT on behalf of the MAJORITY LENDERS as provided in Section 16.10.

     13.04 All agreements, representations and warranties contained in this AGREEMENT shall bind the BORROWER and its successors and assigns, and shall inure to the AGENT for the benefit of the LENDERS and the benefit of the successors and assigns of AGENT and the LENDERS, whether expressed or not; provided, however, that the BORROWER may not assign its rights or benefits hereunder.

     13.05 All rights of the AGENT hereunder shall be cumulative. The AGENT shall not be required to have recourse to any COLLATERAL or other security before enforcing its rights or remedies against the BORROWER. BORROWER hereby waives presentment and protest of any instrument and any notice thereof.

     13.06 If any provisions of this AGREEMENT shall be held to be illegal or unenforceable, such illegality or unenforceability shall relate solely to such provision and shall not affect the remainder of this AGREEMENT.

     13.07 This AGREEMENT shall be construed and enforced as an instrument under seal in accordance with the laws of The Commonwealth of Massachusetts.

     13.08 The captions herein contained are inserted as a matter of convenience only and such captions do not form a part of this AGREEMENT and shall not be utilized in the construction hereof.

     13.09 In the event the BORROWER fails to make any payment, or BORROWER or any SUBSIDIARY fails to take any action required by this AGREEMENT or any other of the FINANCING AGREEMENTS, AGENT may, but shall not be required to, upon prior notice to the BORROWER make such payment or, upon prior notice to BORROWER or such SUBSIDIARY, take, or cause to be taken, such action. If the AGENT chooses to make any such payment or to take or cause to be taken any such action, the amount of such payment and the cost of such action shall become part of the OBLIGATIONS, shall be payable upon demand and, until paid in full, shall bear interest at the rate set forth in Section 4.07 hereof.

     13.10 The BORROWER and its SUBSIDIARIES shall pay on demand all reasonable out-of-pocket costs and expenses of every kind and nature, including reasonable attorneys' fees and costs, incurred or expended by the AGENT and the LENDERS in connection with the preparation of the FINANCING AGREEMENTS, the issuance of LETTERS OF CREDIT hereunder, and the protection or supervision thereof and the protection or enforcement of the AGENT'S and LENDER'S rights hereunder.

     13.11 THE LENDER, THE BORROWER AND EACH OTHER PARTY HERETO IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST ANY LENDER OR THE BORROWER IN RESPECT OF THIS AGREEMENT OR ARISING OUT OF ANY FINANCING AGREEMENTS.

     13.12 Notwithstanding any other provision in this AGREEMENT, any LENDER may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this AGREEMENT and the DEMAND NOTES held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or U.S. Treasury Regulation 31 C.F.R. Sextion 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE XIV
                              CONDITIONS PRECEDENT

     14.01 Unless each of the following conditions are satisfied at the CLOSING, and until each of the following conditions are satisfied, no LETTERS OF CREDIT shall be made or issued:

     (a) All instruments and documents required to be executed on or prior to the CLOSING pursuant to the terms hereof shall have been duly executed and delivered.

     (b) The AGENT on behalf of each LENDER shall have been issued a standby letter of credit from Bank of America or by another bank satisfactory to AGENT which letter of credit shall be irrevocable, have an expiration date no sooner than 30 days after the TERMINATION DATE, permit partial drawings, be in an amount equal in DOLLARS to One Hundred Ten percent (110%) of the L/C BALANCE plus ADVANCES and otherwise be in all respects as to provisions, terms and conditions, satisfactory to AGENT.

     (c) Except for those EXISTING STANDBYS described in Exhibit 14.01(c) hereto, all standby letters of credit previously issued by AGENT for the benefit of BORROWER or any of its SPECIAL SUBSIDIARIES shall have either been cancelled and BORROWER shall have effected such substitutions therefor with such other lending institutions as shall be acceptable to the beneficiaries of such letters of credit.

     (d) The AGENT shall have received from counsel to the BORROWER and its SUBSIDIARIES opinions satisfactory in form and substance to the AGENT.

     (e) The AGENT shall have received a certificate from the Clerk or other appropriate recording officer of the BORROWER and each SPECIAL SUBSIDIARY in form and substance satisfactory to the AGENT and its counsel, showing the authority of the BORROWER and each such SUBSIDIARY (as the case may be) to enter into and amend and restate this AGREEMENT and, without limitation, the FINANCING AGREEMENTS, to perform the OBLIGATIONS to which each such party is bound, and the specific authority of the persons executing this AGREEMENT and all instruments and documents pursuant hereto so to execute. AGENT shall have received any amendments, updated certified copies of the Articles of Organization (or other charter documents) and updated By-Laws of the BORROWER and each SPECIAL SUBSIDIARY to the extent of any such updates since the same were last submitted to AGENT.

     (f) AGENT shall have received such certificates from public officials with respect to the corporate existence of the BORROWER and each SPECIAL SUBSIDIARY and the qualification to do business and good standing of each, as the AGENT may reasonably require.

     (g) AGENT shall have received such other and further documents and instruments as AGENT may reasonably require.

                                   ARTICLE XV
                                     CLOSING

     15.01 All instruments and documents then to be executed pursuant hereto shall be executed and delivered at a closing (the "CLOSING") to be held on the CLOSING DATE at the offices of Adler, Pollock & Sheehan, P.C., 175 Federal Street, Boston, Massachusetts.

                                   ARTICLE XVI
                                    The AGENT

     16.01 The AGENT is authorized to take such action on behalf of each of the LENDERS and to exercise all such powers as are hereunder and in related documents delegated to the AGENT, together with such powers as are reasonably incidental thereto.

     16.02 The AGENT may exercise its powers and exercise its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this AGREEMENT and the FINANCING AGREEMENTS. The AGENT may utilize the services of such PERSONS as the AGENT in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such PERSONS shall be paid by the BORROWER.

     16.03 Neither the AGENT nor any of its shareholders, directors, officers or employees nor any other person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder, or in connection herewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the AGENT or such other PERSON, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     16.04 The AGENT shall not be responsible for the execution or validity or enforceability of this AGREEMENT, or any of the other FINANCING AGREEMENTS or for the value of any security or for the validity, enforceability or collectibility of any such amounts owing with respect to the OBLIGATIONS, or for any recitals or statements, warranties or representations herein or made in any certificate or instrument hereafter furnished to it by or on behalf of the BORROWER or its SPECIAL SUBSIDIARIES or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute collateral security for the OBLIGATIONS. The AGENT shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by or on behalf of the BORROWER or any holder of any of the OBLIGATIONS shall have been duly authorized or is true, accurate and complete. The AGENT has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability for the financial condition of the BORROWER or its SPECIAL SUBSIDIARIES and each LENDER represents and warrants to the AGENT that it has made its own independent evaluation of the credit-worthiness of the BORROWER, and its SPECIAL SUBSIDIARIES and has not relied upon the AGENT or any material or information furnished by the AGENT in making such evaluation.

     16.05 If, in the opinion of the AGENT, the distribution of any amount received by it in such capacity hereunder might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the AGENT is to be repaid, each PERSON to whom any such distribution shall have been made shall either repay to the AGENT its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such PERSONS as shall be determined by the court. With respect to the OBLIGATIONS, a payment to the AGENT shall be deemed to be a payment to the LENDERS.

     16.06 In its individual capacity, CITIZENS shall have the same obligations and the same rights, powers and privileges in respect to its commitment and the financial accommodations made by it hereunder as it would have were it not also the AGENT.

     16.07 In addition to and not in limitation of the provisions of Article III, each LENDER to the extent of its COMMITMENT PERCENTAGE in the financial accommodations hereunder, shall indemnify and hold AGENT harmless from any loss by reason of the AGENT, in accordance with the terms of this AGREEMENT, issuing a LETTER OF CREDIT, or making an ADVANCE but such indemnity shall not cover gross negligence or willful misconduct by the AGENT.

     16.08 The AGENT may resign on not less than thirty (30) days notice to each LENDER and BORROWER. The AGENT may be removed by vote of the MAJORITY LENDERS on not less than thirty (30) days' written notice to AGENT and BORROWER. Upon the resignation or removal of the AGENT, a successor AGENT shall be designated by the MAJORITY LENDERS.

     16.09 Each LENDER, to the extent of its COMMITMENT PERCENTAGE in the financial accommodations hereunder, shall indemnify and hold AGENT harmless from any claim or demand, including, without limitation, counsel fees and expenses, in connection with any claim by any PERSON including, without limitation, BORROWER and its SPECIAL SUBSIDIARIES that AGENT, by any act or omission, has breached its obligations under the FINANCING AGREEMENTS to such PERSON; provided, however, that the provisions of this indemnification do not relate to any act or omission of the AGENT which constitutes willful misconduct or gross negligence.

     16.10 No amendment or waiver of any provisions of this AGREEMENT or any other FINANCING AGREEMENTS, and no consent with respect to any departure of the BORROWER or any SUBSIDIARY therefrom, shall be effective unless the same shall be in writing and signed by the MAJORITY LENDERS (or by the AGENT at the written request of the MAJORITY LENDERS) and the BORROWER and acknowledged by the AGENT, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment or consent shall, unless in writing and signed by all of the LENDERS and the BORROWER and acknowledged by the AGENT, do any of the following:

     (a) increase or extend the COMMITMENT AMOUNT or COMMITMENT PERCENTAGE of any LENDER or reinstate any commitment terminated pursuant to Article XI.

     (b) postpone or delay any date fixed by this AGREEMENT or any other FINANCING AGREEMENT for any payment of principal, interest, fees or other amounts due to the LENDERS (or any of them) hereunder or under any other FINANCING AGREEMENT including any prepayments;

     (c) reduce the amount of, or the rate of interest specified herein on any OBLIGATIONS, or any fees or other amounts payable hereunder or under any other FINANCING AGREEMENT;

     (d) change the COMMITMENT PERCENTAGE of any LENDER or of the aggregate unpaid principal amount of the OBLIGATIONS which is required for the LENDERS or any of them to take any action hereunder;

     (e) release any property, including any standby letter of credit held by AGENT on behalf of, and for the benefit of all of the LENDERS;

     (f) amend this Section or any provision herein providing for consent or other action by all LENDERS; or

     (g) amend the definition of "MAJORITY LENDERS" set forth in Section 1.01;

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the AGENT in addition to the MAJORITY LENDERS or all of the LENDERS, as the case may be, affect the rights or duties of the AGENT under this AGREEMENT or any other FINANCING AGREEMENT.

     16.11 The AGENT'S OBLIGATIONS to proceed, pursuant to Section 11.03 is subject, however, to each of the following conditions:

     (a) The AGENT shall have been so directed to proceed by the MAJORITY
LENDERS;

     (b) The AGENT shall have received such indemnification with respect to costs and expenses as it may reasonably require from the LENDERS; and

     (c) Any compromise or settlement of the LENDERS' claims with respect to the OBLIGATIONS shall be effected, only upon the prior approval of all of the LENDERS.

                                  ARTICLE XVII
                                   TERMINATION

     17.01 Upon the TERMINATION DATE, all obligations of AGENT and any LENDER to BORROWER shall terminate, and all sums owing hereunder from BORROWER to AGENT shall become immediately due and payable in full without notice or demand.


     17.02 Notwithstanding the passage of the TERMINATION DATE, until all OBLIGATIONS shall have been fully paid, performed and satisfied, all rights of AGENT and each LENDER arising under this Agreement and other FINANCING AGREEMENTS shall continue, and all obligations of BORROWER and its SPECIAL SUBSIDIARIES arising under this AGREEMENT and the other FINANCING AGREEMENTS shall continue.

                                  ARTICLE XVIII
                                   OTHER LOANS

                             Intentionally Omitted.

                                   ARTICLE XIX
                      INCONSISTENCY IN FINANCING AGREEMENTS

     19.01 In the event that any provision of the other FINANCING AGREEMENTS, is inconsistent with a provision of this Sixth Amended and Restated Loan Agreement, then and in such event, the provisions of this instrument shall control.

     19.02 The existence of a provision in the other FINANCING AGREEMENTS which is not present in this Sixth Amended and Restated Loan Agreement shall not be deemed to be an inconsistency.

                                   ARTICLE XX
                             Intentionally Omitted.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto (in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same document) have set their hands and seals as of the date first above written.

                                        THE J. JILL GROUP, INC.


                                        By: /s/ Olga L. Conley
                                            ------------------------------------
                                        Name: Olga L. Conley
                                        Title: EVP/CFO & CAO

     IN WITNESS WHEREOF, the parties hereto (in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same document) have set their hands and seals as of the date first above written.

                                        CITIZENS BANK OF MASSACHUSETTS


                                        By: Thomas E. O'Leary
                                            ------------------------------------
                                            Thomas E. O'Leary,
                                            Senior Vice President

     IN WITNESS WHEREOF, the parties hereto (in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same document) have set their hands and seals as of the date first above written.

                                        HSBC BANK USA, N.A.


                                        By: /s/ Kenneth V. McGraime
                                            ------------------------------------
                                            Kenneth V. McGraime,
                                            Senior Vice President

     IN WITNESS WHEREOF, the parties hereto (in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same document) have set their hands and seals as of the date first above written.

                                        TD BANKNORTH, N.A.


                                        By: /s/ Charles A. Walker SVP
                                            ------------------------------------
                                            Charles A. Walker,
                                            Senior Vice President

     IN WITNESS WHEREOF, the parties hereto (in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same document) have set their hands and seals as of the date first above written.

                                        CITIZENS BANK OF MASSACHUSETTS,
                                        as AGENT


                                        By: /s/ Thomas E. O'Leary
                                            ------------------------------------
                                            Thomas E. O'Leary,
                                            Senior Vice President

                                                                   Exhibit 1.01A

                             DEMAND PROMISSORY NOTE

                                                           Boston, Massachusetts

$18,000,000                                                May 3, 2006

     Upon the earlier of demand, the "Termination Date" or the occurrence of an "Event of Default" as such terms are defined in that certain Loan Agreement hereinafter referred to, for value received, the undersigned promises to pay to the order of Citizens Bank of Massachusetts (hereinafter called the "Holder"), at its principal office at 28 State Street, Boston, Massachusetts 02109, or such other location that the holder may specify

                            EIGHTEEN MILLION DOLLARS
                                  ($18,000,000)

or such lesser amount as may from time to time be owing pursuant to the terms of that certain Sixth Amended and Restated Loan Agreement dated as of May 3, 2006, between the Undersigned, on the one hand, and the several financial institutions from time to time party thereto (the payee hereof being one of them) and Citizens Bank of Massachusetts as Agent, on the other hand (as amended, modified, supplemented and/or restated from time to time) (the "Loan Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     The principal amount outstanding hereunder shall be paid in accordance with the provisions of the Loan Agreement. Interest (to the extent provided for pursuant to the Loan Agreement) shall be paid in accordance with, and at the rate set forth in, the Loan Agreement. The entire unpaid principal balance and any interest owing thereon and any other amounts owing pursuant to the Loan Agreement shall be paid in full on the earlier of demand, the Termination Date or an Event of Default all without notice or demand, in the manner and with the effect provided in the Loan Agreement. If any payment is not made when due hereunder, then, without limitation on any other right of the Holder, there shall be a late charge and an augmented interest rate as provided in the Loan Agreement.

     Every maker, endorser and guarantor of this note, or the obligation represented by this note, waives presentment, demand, notice, protest, and all other demands or notices in connection with the delivery, acceptance, endorsement, performance, default, or enforcement of this note, assents to any and all extensions or postponements of the time of payment or any other indulgence, to any substitution, exchange, or release of collateral, and/or to the addition or release of any other party or person primarily or secondarily liable, and generally waives all suretyship defense and defenses in the nature thereof.

     The undersigned will pay all reasonable out-of-pocket costs and expenses of collection, including reasonable attorneys' fees, incurred or paid by the holder in enforcing this note or the obligations hereby evidenced, to the extent permitted by law.

     No delay or omission of the holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by the holder of any payment after acceleration shall not operate as a bar to or waiver of such acceleration.

     The holder need not enter payments of principal or interest upon this note, but may maintain a record thereof on a separate ledger maintained by the holder.

     The word "holder" as used in this note shall mean the payee or indorsee of this note who is in possession of it or the bearer if this note is at the time payable to bearer.

     This note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall take effect as an instrument under seal.

WITNESS:                                THE J. JILL GROUP, INC.


                                        By:
-------------------------------------       ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                             DEMAND PROMISSORY NOTE

                                                           Boston, Massachusetts

$14,000,000                                                          May 3, 2006

     Upon the earlier of demand, the "Termination Date" or the occurrence of an "Event of Default" as such terms are defined in that certain Loan Agreement hereinafter referred to, for value received, the undersigned promises to pay to the order of HSBC Bank USA, National Association (hereinafter called the "Holder"), at its principal office at 17 South Broadway, Nyack, New York 10960, or such other location that the holder may specify

                            FOURTEEN MILLION DOLLARS
                                 ($14,000,000)

or such lesser amount as may from time to time be owing pursuant to the terms of that certain Sixth Amended and Restated Loan Agreement dated as of May 3, 2006, between the undersigned, on the one hand, and the several financial institutions from time to time party thereto (the payee hereof being one of them) and Citizens Bank of Massachusetts as Agent, on the other hand (as amended, modified, supplemented and/or restated from time to time) (the "Loan Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     The principal amount outstanding hereunder shall be paid in accordance with the provisions of the Loan Agreement. Interest (to the extent provided for pursuant to the Loan Agreement) shall be paid in accordance with, and at the rate set forth in, the Loan Agreement. The entire unpaid principal balance and any interest owing thereon and any other amounts owing pursuant to the Loan Agreement shall be paid in full on the earlier of demand, the Termination Date or an Event of Default all without notice or demand, in the manner and with the effect provided in the Loan Agreement. If any payment is not made when due hereunder, then, without limitation on any other right of the Holder, there shall be a late charge and an augmented interest rate as provided in the Loan Agreement.

     Every maker, endorser and guarantor of this note, or the obligation represented by this note, waives presentment, demand, notice, protest, and all other demands or notices in connection with the delivery, acceptance, endorsement, performance, default, or enforcement of this note, assents to any and all extensions or postponements of the time of payment or any other indulgence, to any substitution, exchange, or release of collateral, and/or to the addition or release of any other party or person primarily or secondarily liable, and generally waives all suretyship defense and defenses in the nature thereof.

     The undersigned will pay all reasonable out-of-pocket costs and expenses of collection, including reasonable attorneys' fees, incurred or paid by the holder in enforcing this note or the obligations hereby evidenced, to the extent permitted by law.

     No delay or omission of the holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by the holder of any payment after acceleration shall not operate as a bar to or waiver of such acceleration.

     The holder need not enter payments of principal or interest upon this note, but may maintain a record thereof on a separate ledger maintained by the holder.

     The word "holder" as used in this note shall mean the payee or indorsee of this note who is in possession of it or the bearer if this note is at the time payable to bearer.

     This note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall take effect as an instrument under seal.

WITNESS:                                THE J. JILL GROUP, INC.


-------------------------------------   By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                             DEMAND PROMISSORY NOTE

                                                           Boston, Massachusetts

$8,000,000                                                 May 3, 2006

     Upon the earlier of demand, the "Termination Date" or the occurrence of an "Event of Default" as such terms are defined in that certain Loan Agreement hereinafter referred to, for value received, the undersigned promises to pay to the order of TD Banknorth, N.A. (hereinafter called the "Holder"), at its principal office at 5 Commerce Park North, Bedford, New Hampshire 03110, or such other location that the holder may specify

                              EIGHT MILLION DOLLARS
                                  ($8,000,000)

or such lesser amount as may from time to time be owing pursuant to the terms of that certain Sixth Amended and Restated Loan Agreement dated as of May 3, 2006, between the undersigned, on the one hand, and the several financial institutions from time to time party thereto (the payee hereof being one of them) and Citizens Bank of Massachusetts as Agent, on the other hand (as amended, modified, supplemented and/or restated from time to time) (the "Loan Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     The principal amount outstanding hereunder shall be paid in accordance with the provisions of the Loan Agreement. Interest (to the extent provided for pursuant to the Loan Agreement) shall be paid in accordance with, and at the rate set forth in, the Loan Agreement. The entire unpaid principal balance and any interest owing thereon and any other amounts owing pursuant to the Loan Agreement shall be paid in full on the earlier of demand, the Termination Date or an Event of Default all without notice or demand, in the manner and with the effect provided in the Loan Agreement. If any payment is not made when due hereunder, then, without limitation on any other right of the Holder, there shall be a late charge and an augmented interest rate as provided in the Loan Agreement.

     Every maker, endorser and guarantor of this note, or the obligation represented by this note, waives presentment, demand, notice, protest, and all other demands or notices in connection with the delivery, acceptance, endorsement, performance, default, or enforcement of this note, assents to any and all extensions or postponements of the time of payment or any other indulgence, to any substitution, exchange, or release of collateral, and/or to the addition or release of any other party or person primarily or secondarily liable, and generally waives all suretyship defense and defenses in the nature thereof.

     The undersigned will pay all reasonable out-of-pocket costs and expenses of collection, including reasonable attorneys' fees, incurred or paid by the holder in enforcing this note or the obligations hereby evidenced, to the extent permitted by law.

     No delay or omission of the holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by the holder of any payment after acceleration shall not operate as a bar to or waiver of such acceleration.

     The holder need not enter payments of principal or interest upon this note, but may maintain a record thereof on a separate ledger maintained by the holder.

     The word "holder" as used in this note shall mean the payee or indorsee of this note who is in possession of it or the bearer if this note is at the time payable to bearer.

     This note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall take effect as an instrument under seal.

WITNESS:                                THE J. JILL GROUP, INC.


                                        By:
-------------------------------------       ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                   Exhibit 1.01B

(CITIZENS BANK LOGO)   Application and Agreement for Commercial Letter of Credit

To: (Please mark the name of your bank)                         Date: __________

[ ]  Citizens Bank of Rhode Island

[ ]  Citizens Bank of Massachusetts

[ ]  Citizens Bank of Connecticut

[ ]  Citizens Bank New Hampshire

[ ]  Citizens Bank of Pennsylvania

[ ]  Citizens Bank, N.A

[ ]  Citizens Bank

Mailling Address: Citizens Bank, International Trade Services, Mailstop: MMF470
                  20 Cabot Road, Medford, MA 02155 Fax # 781 655 4230

Please Issue an irrevocable Letter of Credit as set forth below:

Applicant (Customer) Name and Address:   Beneficiary (Seller) Name and Address:
______________________________________   _______________________________________

Currency   Amount   Expiry Date          Advising Bank (Beneficiary's Bank)
________   ______   __________________   Name: _________________________________
                                         Address: ______________________________

AVAILABLE WITH ANY BANK BY NEGOTIATION OF DRAFTS AT

[ ] SIGHT [ ] ____ DAYS SIGHT [ ] ____ DAYS SHIPMENT DATE

DESCRIPTION OF MERCHANDISE (Brief Detail)_________   LATEST SHIPPING DATE

[ ] FOB ___ [ ] C & F ___ [ ] CIF ___ [ ] Other  ___   _________________________

PARTIAL SHIPMENTS [ ] ALLOWED [ ] NOT ALLOWED        FROM (Shipping Port/Airport
                                                     or Place) _________________

TRANSHIPMENTS     [ ] ALLOWED [ ] NOT ALLOWED        TO (Destination Port/
                                                     Airport or Place) _________

DOCUMENTS

THE CREDIT SHALL BE SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS ISSUED BY THE INTERNATIONAL CHAMBER OF COMMERCE, PARIS, AND IN EFFECT AS OF THE DATE HEREOF.

[ ]  SIGNED COMMERCIAL INVOICE IN ORIGINAL PLUS _____ COPIES

[ ] FULL SET OF CLEAN ON BOARD MARINE BILLS OF LADING CONSIGNED TO ORDER, BLANK ENDORSED, MARKED NOTIFY APPLICANT AND FREIGHT

     [ ] PREPAID   [ ] COLLECT

[ ]  CLEAN AIR WAYBILL CONSIGNED TO APPLICANT MARKED FREIGHT

     [ ] PREPAID   [ ] COLLECT

[ ]  FORWARDER'S CERTIFICATE OF RECEIPT CONSIGNED TO APPLICANT

[ ]  PACKING LIST AND _____ COPY(IES)

[ ] INSURANCE CERTIFICATE OR POLICY IN NEGOTIABLE FORM COVERING ALL RISKS FOR 110% OF INVOICE VALUE

[ ]  CERTIFICATE OF ORIGIN

[ ]

[ ]

ADDITIONAL CONDITIONS (IF ANY)           ALL OTHER TERMS

[ ]  Insurance to be effected by         [ ]  All bank charges, other than our
     Applicant                                own, are for the account of the
                                              beneficiary.
[ ]  Letter of Credit is transferable.
                                         [ ]  Documents must be presented within
[ ]  Special instructions (if Any):           ______ days after shipment; but
                                              within validity of the credit (if
     _________________________________        number of days are not specified,
                                              21 days will be inserted)

                                         [ ]  This application was originally
                                              sent to the Bank by fax.

          FOR BANK USE ONLY              We agree to all the terms and
       Account officer approval          conditions on the face and reverse
                                         hereof.


--------------------------------------   APPLICANT: ____________________________
         Authorized Signature


                                         BY:
--------------------------------------       -----------------------------------
                Date                         Authorized Signature - Title

In consideration of your opening this Documentary Credit for our account we agree that you shall have a pledge upon all goods and upon all Bills of Lading, Warrants, Delivery Orders, Documents of Title, and securities whatsoever which have been already or shall be hereafter delivered into your possession or that of your agents by us or by any person firm or company as a result of opening or in connection with any transactions under this Documentary Credit.

We agree that the terms of the said pledge are that the said goods and the said documents are and shall be pledged as security for all advances made or which may be made to us or to our agents and for all payments which may be made by you or your agents under this Documentary Credit and also for any liability whatsoever incurred or which may be incurred by you as a result of the opening of this Credit together with interest and all customary charges, and that you shall have full discretion and power of sale over the said goods without notice to us and that you shall be held covered against fire and all other risks after expiry of the insurance already mentioned and that in case of loss any amount due under such insurance shall be paid over to you. We further undertake that we will neither do nor suffer any act or thing which may prejudice the security given by the said pledge.

We further agree that neither you nor your agents shall be in any way responsible for any error, fault or mistake in the description, quality, quantity, value or delivery of any goods or the amount of Shipper's charges thereon or for any delay in connection with the consignments or any loss or damage to the goods and your right to repayment and reimbursement shall not be prejudiced or affected by any such error, fault, mistake, delay, loss or damage or by any invalidity or irregularity or misdescriptton of or in any draft or document.

We further agree where negotiation is permitted you shall not be responsible for ascertaining or affected by notice of, whether or not the drafts have been negotiated or when or where they were negotiated.

We guarantee the validity of all documents tendered hereunder to you or to your agents.

You are authorized to debit our account with all payments and disbursements, together with costs, expenses, commissions and charges and/or other liabilities hereunder of whatsoever nature (including future and/or contingent liabilities) in connection with this credit and in respect of the goods and/ or with the amounts of matured acceptances. We undertake to provide you on demand with sufficient funds to meet your payments, disbursements, costs, expenses, commissions and charges and such liabilities as aforesaid and upon maturity or earlier demand by you with sufficient funds to meet your acceptances.

We further undertake immediately upon your request to do, and procure the doing of, all such acts and to sign, endorse, execute and/or deliver, and to procure the signature, endorsement, execution and/or delivery of, all such authorities, transfers, deeds or documents as you may require in order to perfect your title to the said goods and/or the said documents and/or to vest the same in and/or deliver the same to any purchaser from you and/ or to recover any insurance moneys payable or paid in respect of loss of or damage to the said goods.

It is understood that all instructions and correspondence relating to the above Credit are to be sent at our sole risk and expense and that we will indemnify you against, and you are not to be responsible for, any loss arising out of any error, omission or delay in the dispatch, transmission, transcription, receipt, coding or decoding thereof, howsoever and by whomsoever such error, omission or delay shall have been caused.

We agree that this Credit is subject to Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500 or as amended by any subsequent revision of the International Chamber of Commerce. |

If this request is made by two or more parties their obligations hereunder shall be joint and several. Throughout this document the singular number shall be deemed to include the plural and vice versa.

We warrant that neither this application, nor any reaction hereby requested of you, nor this shipment involved in this application is in violation of U.S. Treasury Foreign Assets Control or Cuban Asset Control Regulations and/or regulations emanating from the U.S. Department of Commerce, and that all required import or export licenses have been obtained.

                                                                    Exhibit 6.02

                            CONFIRMATION OF GUARANTY

     Reference is made to that certain Guaranty (the "Guaranty") by the undersigned of all obligations of The J. Jill Group, Inc. (the "Borrower") executed on December 27, 2004 to Citizens Bank of Massachusetts ("Citizens"), individually and as Agent for the benefit of, and on behalf of, all Lenders, as such term is defined in that certain Sixth Amended and Restated Loan Agreement among Borrower, Citizens, HSBC Bank USA, National Association, and TD Banknorth, N.A. dated as of May 3, 2006, and as the same may hereafter be amended (collectively, the "Loan Agreement"). The undersigned hereby confirms to Citizens individually and as Agent that (i) the Guaranty is valid, binding and enforceable against the undersigned and the undersigned's successors and assigns in accordance with its terms, (ii) without limiting the definition of "Obligations" thereunder, the undersigned remains and is liable to Citizens individually and as Agent for all "Obligations" as defined in the Guaranty; and
(iii) that the definition of "Loan Agreement" in said Guaranty includes the Loan Agreement referenced in the preceding sentence above, the same being the latest iteration thereof among the parties described above.

     Executed as an instrument under seal as of this _________ day of May, 2006.

                                        J. JILL, GP

                                        By: J.J. COMPANY, INC.
                                            Its Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            CONFIRMATION OF GUARANTY

     Reference is made to that certain Guaranty (the "Guaranty") by the undersigned of all obligations of The J. Jill Group, Inc. (the "Borrower") executed on December 27, 2004 to Citizens Bank of Massachusetts ("Citizens"), individually and as Agent for the benefit of, and on behalf of, all Lenders, as such term is defined in that certain Sixth Amended and Restated Loan Agreement among Borrower, Citizens, HSBC Bank USA, National Association, and TD Banknorth, N.A. dated as of May 3, 2006, and as the same may hereafter be amended (collectively, the "Loan Agreement"). The undersigned hereby confirms to Citizens individually and as Agent that (i) the Guaranty is valid, binding and enforceable against the undersigned and the undersigned's successors and assigns in accordance with its terms, (ii) without limiting the definition of "Obligations" thereunder, the undersigned remains and is liable to Citizens individually and as Agent for all "Obligations" as defined in the Guaranty; and
(iii) that the definition of "Loan Agreement" in said Guaranty includes the Loan Agreement referenced in the preceding sentence above, the same being the latest iteration thereof among the parties described above.

     Executed as an instrument under seal as of this __ day of May, 2006.

                                        J. JILL, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            CONFIRMATION OF GUARANTY

     Reference is made to that certain Guaranty (the "Guaranty") by the undersigned of all obligations of The J. Jill Group, Inc. (the "Borrower") executed on December 27, 2004 to Citizens Bank of Massachusetts ("Citizens"), individually and as Agent for the benefit of, and on behalf of, all Lenders, as such term is defined in that certain Sixth Amended and Restated Loan Agreement among Borrower, Citizens, HSBC Bank USA, National Association, and TD Banknorth, N.A. dated as of May 3, 2006, and as the same may hereafter be amended (collectively, the "Loan Agreement"). The undersigned hereby confirms to Citizens individually and as Agent that (i) the Guaranty is valid, binding and enforceable against the undersigned and the undersigned's successors and assigns in accordance with its terms, (ii) without limiting the definition of "Obligations" thereunder, the undersigned remains and is liable to Citizens individually and as Agent for all "Obligations" as defined in the Guaranty; and
(iii) that the definition of "Loan Agreement" in said Guaranty includes the Loan Agreement referenced in the preceding sentence above, the same being the latest iteration thereof among the parties described above.

     Executed as an instrument under seal as of this __ day of May, 2006.

                                        J.J, COMPANY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  EXHIBIT 7.03

                              FOREIGN QUALIFICATION

BORROWER is qualified to do business as a foreign corporation in Massachusetts, New Hampshire and Pennsylvania

J.J COMPANY, INC. is not qualified to do business as a foreign corporation in any state.

J.JILL, LLC is qualified to do business as a foreign corporation in:

Alabama
Arizona
Arkansas
California
Colorado
Connecticut
Florida
Georgia
Illinois
Indiana
Iowa
Kansas
Kentucky
Maine
Maryland
Massachusetts
Michigan
Minnesota
Missouri
Nebraska
Nevada
New Jersey
New York
North Carolina
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
Tennessee
Texas
Utah
Vermont
Virginia
Washington
Wisconsin

J.JILL GP is not qualified to do business as a foreign corporation in any state.

                                EXHIBIT 14.01(c)

                                EXISTING STANDBYS

Standby No. S900924 in the amount of $50,673.23 in favor of Lumbermen's Mutual

Standby No. S900757 in the amount of $830,000 in favor of Federal Insurance Co.


                                       -2-